Exhibit 32.1

                           CERTIFICATIONS PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Thrust Energy Corp. on Form 10-K for the year ended August 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Thomas E. Mills, President, Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 27, 2010

By /s/ Thomas Mills
Thomas E. Mills
Chief Executive Officer, President,
Chief Financial Officer and
Principal Accounting Officer